CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - GBP (£) £ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Profit or loss [abstract]
Revenue			£ 381
Other income	152	31	14
Research and development costs	(3,961)	(5,437)	(4,067)
Administrative costs	(4,836)	(3,793)	(4,342)
Loss from operations	(8,645)	(9,199)	(8,014)
Finance income	2,385	3,385	570
Finance expense	(229)	(165)	(41)
Loss before tax	(6,489)	(5,979)	(7,485)
Taxation	105	250	406
Loss for the year attributable to the owners of the parent	(6,384)	(5,729)	(7,079)
Items that will or may be reclassified subsequently to profit or loss:
Exchange gains arising on translation of foreign operations	3
Total other comprehensive income net of tax	3
Total comprehensive loss attributable to the owners of the parent	£ (6,381)	£ (5,729)	£ (7,079)
Loss per share
Basic loss perordinary share	£ (0.0001)	£ (0.001)	£ (0.02)
Diluted loss perordinary share	£ (0.0001)	£ (0.001)	£ (0.02)